EXHIBIT 23.1



               CONSENT OF FARBER & HASS LLP, INDEPENDENT AUDITORS


We consent to the use of our report dated May 26, 2000 on the financial statements of Xtrana, Inc. as of December 31, 1999 and 1998 and for the years then ended included in the Current Report on Form 8-K/A of Biopool International, Inc.


                                                           /S/ FARBER & HASS LLP
                                                           ---------------------


Oxnard, California
October 6, 2000




                                       24